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                                                                    EXHIBIT 10.8

               INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS
               -------------------------------------------------

     THIS INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS (this "Agreement"), is made as of this 2nd day of December, 1999, by Harry's Farmers Market, Inc. ("Borrower"), a corporation organized under the laws of the state of Georgia, and Karalea, Inc. ("Karalea"), a corporation organized under the laws of the state of Georgia, and Marthasville Trading Company, Inc. ("Marthasville"), a corporation organized under the laws of the state of Georgia (hereinafter, Karalea and Marthasville shall singly and collectively be referred to as the "Guarantor"); for the benefit of BACK BAY CAPITAL FUNDING, LLC, a Delaware limited liability company ("Lender"). Unless otherwise defined herein, all capitalized terms used herein shall have the meaning provided for in that certain Loan and Security Agreement of even date herewith by and between the Borrower and the Lender (together with any and all restatements, renewals, amendments, extensions and modifications thereof, the "Loan Agreement").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Borrower is the owner or lessor of certain real property located in Gwinnett, Fulton, Cobb and DeKalb Counties, Georgia, more particularly described in Exhibit A-1 and attached hereto and incorporated herein by this
             -----------
reference, and Karalea is the owner of certain real property located in Cobb County, Georgia, more particularly described in Exhibit A-2 and attached hereto
                                                -----------
and incorporated herein by this reference (hereinafter, collectively, the "Land"), (the Land, together with all improvements now or hereafter located in, on or under the Land, collectively, the "Property");

     WHEREAS, Lender has made and Borrower has accepted a loan in the aggregate amount of $24,500,000.00 (the "Loan"), which Loan is evidenced by, among other documents, instruments and agreements, the Loan Agreement, that certain Revolving Credit Note of even date from Borrower to Lender in the face amount of $5,000,000.00 (the "Term Note") and that certain Term Note of even date from Borrower to Lender in the face amount of $19,500,000.00 (the "Revolving Credit Note");

     WHEREAS, as security for the Borrower's Liabilities, the Borrower has, among other things, executed and delivered to the Lender that certain Deed to Secure Debt and Security Agreement of even date conveying that portion of the Propery described on Exhibit A-1 and to be recorded in the public records of the
                     -----------
aforesaid counties (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Borrower Security Deed");

     WHEREAS, Marthasville and Karalea have each executed and delivered to the Lender their respective Guaranties of even date herewith (collectively, the "Guaranty") pursuant to which Marthasville and Karalea have each guarantied the Liabilities (as defined in said Guaranty) of the Borrower to the Lender;

     WHEREAS, as security for Karalea's Liabilities pursuant to its Guaranty, Karalea has, among other things, executed and delivered to the Lender that certain Deed to Secure Debt and Security Agreement of even date conveying that portion of the Propery described on Exhibit A-2 and to be recorded in the public
                                    -----------
records of the aforesaid county (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Karalea Security Deed") (hereinafter, the

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Borrower Security Deed and the Karalea Security Deed shall collectively be referred to as the "Security Deed");

     WHEREAS, as a condition to making the Loan, Lender requires Borrower and Guarantor to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein;

     WHEREAS, to induce Lender to make the Loan to Borrower, Borrower and Guarantor have agreed to provide this Agreement for Lender's benefit.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, Lender, by its acceptance of delivery hereof, and Guarantor and Borrower hereby agree as follows:

1.  Definitions.  The following definitions shall apply for purposes of this
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Agreement:

  (1)  "Environmental Law" shall have the meaning set forth in the Loan
     Agreement.

  (2)  "Hazardous Materials" shall have the meaning set forth in the Loan
     Agreement

  (3) "Indemnified Parties" shall mean Lender, Lender's parent, subsidiaries and affiliates, and any Participant, and each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

  (4) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

  (5) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

  2.  Indemnity Agreement.  Borrower and Guarantor, each jointly and severally,
      -------------------
covenant and agree, at their sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lender) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts'

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fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and, and arising directly or indirectly from or out of, and arising or occurring prior to any transfer of the Property (as permitted pursuant to the Loan Agreement) or a Foreclosure Transfer Event: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower; (B) the violation of any Environmental Laws relating to or affecting the Property or the Borrower, whether or not caused by or within the control of Borrower; (C) the failure of Borrower to comply fully with the terms and conditions of this Agreement; (D) the violation of any Environmental Laws in connection with other real property of Borrower which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (E) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Lender's and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights of Lender under each of the Security Deeds, the Term Note, the Revolving Credit Note, the Loan Agreement, the Guaranty, and under any other Loan
Document, and payments by Borrower or Guarantor under this Agreement shall not reduce Borrower's obligations and liabilities under any of the Loan Documents. Notwithstanding the foregoing, the indemnification provided for herein shall not apply to any matters resulting from the gross negligence or wilful misconduct of any Indemnified Party. As used herein, "Foreclosure Transfer Event" shall mean a transfer of title to any Property such that the lien of the Security Deed is foreclosed at a foreclosure sale under the Security Deed pursuant to a judicial decree or power of sale contained therein, or a conveyance by deed in lieu of such foreclosure.

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        3.  Survival.
            --------

            (1) The indemnity set forth above in Paragraph 2 shall survive the repayment of the Loan, any transfer of the Property (as permitted pursuant to the Loan Agreement), and any exercise by Lender of any remedies under the Security Deed, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Borrower to Lender in lieu of foreclosure or any deed under a power of sale.

            (2) It is agreed and intended by Borrower, Guarantor and Lender that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by Lender to its successors and assigns and to any subsequent purchaser of all or any portion of the Property by, through or under Lender, without notice to Borrower or Guarantor and without any further consent of Borrower or Guarantor. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower and Guarantor in order to maximize the extent and effect of the indemnity given hereby.

        4.  No Waiver.  The liabilities of Borrower and Guarantor under this
            ---------
     Agreement shall in no way be limited or impaired by, and Borrower and Guarantor hereby consent to and agree to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or Guarantor or any person who succeeds Borrower as owner of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower and Guarantor under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents;
     (ii) any sale, assignment or foreclosure of either of the Security Deeds or any sale or transfer of all or part of the Property; (iii) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to property encumbered by the Security Deeds or to any other security, or limiting Lender's rights to a deficiency judgment against Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower under any of the Loan Documents; (v) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Lender's voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for either of the

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Term Note or the Revolving Credit Note; or (vii) Lender's failure to record the
Security Deeds or file any UCC-1 financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for either of the Term Note or the Revolving Credit Note; and, in any such case, whether with or without notice to Borrower or Guarantor and with or without consideration.

  5.  Waiver by Borrower and Guarantor.  Borrower and Guarantor waive any right
      --------------------------------
or claim of right to cause a marshalling of Borrower's assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Borrower and Guarantor or to proceed against Borrower and Guarantor in any particular order; Borrower and Guarantor agree that any payments required to be made hereunder shall become due on demand; Borrower and Guarantor expressly waive and relinquish all rights and remedies (including any rights of subrogation) accorded by applicable law to indemnitors or guarantors.

  6.  Delay.  No delay on Lender's part in exercising any right, power or
      -----
privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.

  7.  Releases.  Any one or more of Borrower and Guarantor or any other party
      --------
liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

  8.  Counterparts.  This Agreement may be executed in one or more counterparts,
      ------------
each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

  9.  Notices. All notices, demands, and other communications made in respect of
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this Agreement shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Lender:
                    Back Bay Capital Funding, LLC
                    40 Broad Street
                    Boston, Massachusetts 02109
                    Attention  :  Michael Pizette
                                  Managing Director
                    Fax        :  (617) 434-4312

     With a copy to:
                    Riemer & Braunstein LLP
                    Three Center Plaza
                    Boston, Massachusetts  02108

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                    Attention  :  David S. Berman, Esquire
                    Fax        :  617 880 3456

If to the Borrower:
                    Harry's Farmers Market, Inc.
                    1180 Upper Hembree Road
                    Roswell, Georgia 30076
                    Attention  :  Harry Blazer
                    Fax        :


If to the Guarantors:
                    Karalea, Inc.
                    1180 Upper Hembree Road
                    Roswell, Georgia 30076
                    Attention  :  Harry Blazer
                    Fax        :

                    Marthasville Trading Company, Inc.
                    1180 Upper Hembree Road
                    Roswell, Georgia 30076
                    Attention  :  Harry Blazer
                    Fax

     With respect to
     each of the Borrower
     and the Guarantors
     with a copy to:
                    Alston & Bird, LLP
                    One Atlantic Center
                    1201 West Peachtree Street
                    Atlanta, Georgia 30309-3424
                    Attention  : Al LaFiandra, Esquire
                    Fax:       : (404) 881-7777


Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

  (1)  By mail: the sooner of when actually received or Three (3)   days
following deposit in the United States mail, postage prepaid.

  (2)  By recognized overnight express delivery: the Business Day   following
the day when sent.

  (3)  By Hand: If delivered on a Business Day after 9:00 AM and   no later than
Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

  (4)  By Facsimile transmission (which must include a header on   which the
party sending such transmission is indicated): If sent on a Business Day after

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      9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

         (5) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.



      10.  Amendments.  No provision of this Agreement may be changed, waived,
           ----------
discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      11.  Binding Effect.  Except as herein provided, this Agreement shall be
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binding upon Borrower and Guarantor and their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, Borrower and Guarantor, without the prior written consent of Lender in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its or their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

      12.  Governing Law  This Agreement and all rights and obligations
           -------------
hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts.

      13.  Consent to Jurisdiction.
           -----------------------

           (1) The Borrower and each Guarantor agree that any legal action, proceeding, case, or controversy against the Borrower or any Guarantor with respect to this Agreement may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender's sole discretion. By execution and delivery of this Agreement, the Borrower and the Guarantor, for themselves and in respect of their property, accept, submit, and consent generally and unconditionally, to the jurisdiction of the aforesaid courts.

           (2) The Borrower and each Guarantor WAIVE personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by


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     the mailing of copies thereof by certified mail, postage prepaid, to the
     Borrower and to each Guarantor at their respective addresses for notices as specified herein, such service to become effective five (5) Business Days after such mailing.

        (3) The Borrower and each Guarantor WAIVE any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under this Agreement and consent to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

        (4) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction.

        (5) The Borrower and each Guarantor agree that any action commenced by the Borrower or any Guarantor asserting any claim arising under or in connection with this Agreement shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.


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     IN WITNESS WHEREOF, Borrower and Guarantor have caused this Agreement to be executed under seal as of the day and year first written above.

                              BORROWER:

                              HARRY'S FARMERS MARKET, INC.

                              By: /s/ John D. Branch
                                  --------------------------------

                              Name: John D. Branch
                                  --------------------------------

                              Title: Sr. Vice President and CFO
                                     -----------------------------


                              GUARANTORS:

                              KARALEA, INC.

                              By: /s/ John D. Branch
                                  --------------------------------

                              Name: John D. Branch
                                    ------------------------------

                              Title: Sr. Vice President and CFO
                                     -----------------------------


                              MARTHASVILLE TRADING COMPANY, INC.

                              By: /s/ John D. Branch
                                  --------------------------------

                              Name: John D. Branch
                                    ------------------------------

                              Title: Sr. Vice President and CFO
                                     -----------------------------

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